UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On May 5, 2021, Ocwen Financial Corporation and Ocwen USVI Services, LLC (“Ocwen” or “Company”) and Altisource S.à.r.l. (“Altisource”) entered into a binding term sheet (“Term Sheet”) under which the parties agreed to extend the term of the Services Agreements, dated as of August 10, 2009 and October 1, 2012, as subsequently amended, for an additional five years, through August 2030. Under the Services Agreements, Altisource provides various services such as property valuation services, property preservation and inspection services and title services, among other things. The parties also agreed to a process for negotiating statements of work or other agreements for additional services, to the extent not already executed by the parties, related to mortgage servicing such as services for Federal Housing Administration (FHA), Department of Veterans Affairs (VA), and U.S. Department of Agriculture (USDA) loans, foreclosure auction services, trustee services for certain states, and other services as agreed by the parties, with the fees for such services to be charged at prevailing market rates.

Under the Term Sheet, statements of work for the applicable additional services may be terminated by Ocwen if it reasonably believes Altisource will not meet performance standards or other reasonable requirements Ocwen requires of its other vendors. Upon Altisource satisfying service levels for a specified number of months, the parties agreed to designate a reasonable period of time for Ocwen to increase referrals in the manner and to the volumes set forth in the previously disclosed Binding Term Sheet executed between the parties in February 2019, provided that Ocwen will not be required to breach any non-terminable vendor contracts to comply with such volume commitments. Beginning in September 2028, Ocwen will receive additional termination rights in the event of an Altisource change of control or assignment to an Ocwen competitor, as further described in the Term Sheet. In addition, the parties agreed in the Term Sheet to fully release each other from liability with respect to any and all claims related to Ocwen’s transfer of service referrals and services to providers other than Altisource.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: May 6, 2021	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer